                                                                   Exhibit 10.8






                               PENTON MEDIA, INC.
                               ------------------
                                RETIREMENT PLAN
                                ---------------

                       PENTON MEDIA, INC. RETIREMENT PLAN
                       ----------------------------------
                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1.......................................................................................................  1
         Introduction...........................................................................................  1
                  Purpose of the Plan, Effective Date...........................................................  1
                  Plan Administrator, Plan Year.................................................................  1
                  The Employers.................................................................................  2
                  Preservation of Benefits Under Predecessor Plans..............................................  2
                  Supplements ..................................................................................  3

ARTICLE 2.......................................................................................................  4
         Plan Participants......................................................................................  4
                  Eligibility ..................................................................................  4
                  Eligibility Service...........................................................................  5
                  Hours of Service..............................................................................  5
                  Leave of Absence..............................................................................  6
                  Notice of Participation.......................................................................  7
                  U.S. Foreign Service Employees................................................................  7

ARTICLE 3.......................................................................................................  8
         Retirement Dates, Employment Termination Date..........................................................  8
                  Normal Retirement Date........................................................................  8
                  Deferred Retirement Date......................................................................  8
                  Early Retirement Date.........................................................................  8
                  Disability Retirement Date....................................................................  8
                  Retirement Date...............................................................................  8
                  Employment Termination Date...................................................................  8
                  Retirement or Termination While on Leave of Absence...........................................  8

ARTICLE 4.......................................................................................................  9
         Benefit Determination Factors..........................................................................  9
                  General     ..................................................................................  9
                  Years of Service..............................................................................  9
                  Special Rules as to Determinations of Service.................................................  9
                  Earnings    .................................................................................. 10
                  Determination of Bases of Benefits............................................................ 11
                  Military Service.............................................................................. 11


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
ARTICLE 5....................................................................................................... 12
         Retirement Income...................................................................................... 12
                  Normal or Deferred Retirement................................................................. 12
                  Early Retirement.............................................................................. 13
                  Form of Payment............................................................................... 14


ARTICLE 6....................................................................................................... 14
         Disability Benefit; Deferred Vested Benefit............................................................ 14
                  Disability Benefit............................................................................ 14
                  Disability  .................................................................................. 16
                  Monthly Deferred Vested Benefit............................................................... 16
                  Early Commencement of Deferred Vested Benefit................................................. 17
                  Annuity Commencement Date..................................................................... 17
                  Form of Payment............................................................................... 17

ARTICLE 7....................................................................................................... 17
         Payment of Retirement Income and Other Benefits........................................................ 17
                  Normal Form of Payment of Benefits............................................................ 17
                  Optional Forms of Payment of Benefits......................................................... 19
                  Rules as to Wavier of Normal Form of Benefit, Election and
                              Discontinuance of Optional Forms of Payment of Benefits and
                              Spousal Consents.................................................................. 20
                  Pre-Retirement Spouse's Benefit............................................................... 21
                  Special Pre-Retirement Lump Sum Death Benefit................................................. 22
                  Special Payment Limitations................................................................... 23
                  Payment of Small Amounts...................................................................... 24
                  Payment by Annuity Purchase................................................................... 24
                  Direct Rollover of Eligible Rollover Distributions............................................ 24
                  Designated Beneficiaries...................................................................... 25
                  Missing Persons............................................................................... 26
                  Payment with Respect to Incapacitated Participants or Beneficiaries........................... 26

ARTICLE 8....................................................................................................... 27
         Reemployment........................................................................................... 27
                  Rehired Employee.............................................................................. 27
                  Rehired Participant........................................................................... 27
                  One-Year Break in Service, Five-Year Break in Service, Break-in Service
                              Period............................................................................ 29
                  Redetermination of Benefits................................................................... 29

ARTICLE 9....................................................................................................... 30
         Maximum Benefits....................................................................................... 30
                  Benefit Limitations........................................................................... 30



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
                  Total Compensation............................................................................ 30
                  Participant Covered by Defined Benefit Plan................................................... 30
                  Participant Covered by Defined Benefit Plan and Defined Contribution Plan..................... 32
                  Combining of Plans............................................................................ 33

ARTICLE 10...................................................................................................... 33
         Plan Administrator..................................................................................... 33
                  Plan Administrator's Duties................................................................... 33
                  Action by Plan Administrator.................................................................. 34
                  Information Required for Plan Administration.................................................. 35
                  Decision of Plan Administrator Final.......................................................... 35
                  Review of Benefit Determinations.............................................................. 35
                  Uniform Rules................................................................................. 36
                  Plan Administrator's Expenses................................................................. 36
                  Interested Plan Administrator................................................................. 36
                  Resignation or Removal of Plan Administrative Committee Members............................... 36
                  Indemnification............................................................................... 36

ARTICLE 11...................................................................................................... 37
         Relating to the Employers.............................................................................. 37
                  Action by Employers........................................................................... 37
                  Additional Employers.......................................................................... 37
                  Restrictions on Reversions.................................................................... 37

ARTICLE 12...................................................................................................... 38
         Amendment, Termination or Plan Merger.................................................................. 38
                  Amendment   .................................................................................. 38
                  Termination .................................................................................. 38
                  Plan Merger .................................................................................. 39
                  Continuation by a Successor or Purchaser...................................................... 39
                  Notice to Participants of Amendments, Terminations or Plan Mergers............................ 40
                  Vesting and Distribution on Termination....................................................... 40

ARTICLE 13...................................................................................................... 40
         Funding of Plan Benefits............................................................................... 40
                  Employer Contributions........................................................................ 40
                  Pension Fund.................................................................................. 41
                  Application of Forfeited Benefits............................................................. 41

ARTICLE 14...................................................................................................... 41
         Allocation and Distribution on Termination............................................................. 41

ARTICLE 15...................................................................................................... 42
         Restrictions on Benefits............................................................................... 42



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
                  Pre-Termination Restrictions.................................................................. 42
                  Restriction of Benefits....................................................................... 42

ARTICLE 16...................................................................................................... 43
         General Provisions..................................................................................... 43
                  Examination of Plan Documents................................................................. 43
                  Notices     .................................................................................. 43
                  Nonalienation of Plan Benefits................................................................ 43
                  No Employment Guarantee....................................................................... 43
                  Participant Litigation........................................................................ 44
                  Actuarial Equivalent.......................................................................... 45
                  Successors  .................................................................................. 45
                  Adequacy of Evidence.......................................................................... 45
                  Gender and Number............................................................................. 45
                  Waiver of Notice.............................................................................. 46
                  Applicable Law................................................................................ 46
                  Severability.................................................................................. 46
                  Fiduciary Responsibilities.................................................................... 46


ARTICLE 17...................................................................................................... 46
         Top-Heavy Plan......................................................................................... 46
                  Top-Heavy Plan Determination.................................................................. 46
                  Special Top-Heavy Plan Vesting Schedule....................................................... 48
                  Top-Heavy Minimum Benefits.................................................................... 49

SUPPLEMENT A..................................................................................................  A-1

SUPPLEMENT B..................................................................................................  B-1




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                       PENTON MEDIA, INC. RETIREMENT PLAN
                       ----------------------------------

                             INDEX OF DEFINED TERMS
                             ----------------------

TERMS                                                                                                          PAGE
-----                                                                                                          ----
$7,500 limitation ...............................................................................................30
Annualized covered compensation..................................................................................13
Annuity commencement date........................................................................................17
Break-in service period..........................................................................................29
Company           ................................................................................................1
Covered compensation.............................................................................................12
Covered employee  ................................................................................................4
Current accrued benefit..........................................................................................32
Deferred retirement date..........................................................................................8
Defined benefit limitation amount................................................................................32
Defined contribution limitation amount...........................................................................32
Determination date...............................................................................................47
Direct rollover   ...............................................................................................25
Disability retirement date........................................................................................8
Distributee       ...............................................................................................25
Early retirement date.............................................................................................8
Earnings          ...............................................................................................10
Effective date    ................................................................................................1
Eligible retirement plan.........................................................................................25
Eligible rollover distribution...................................................................................24
Eligible spouse   ...............................................................................................22
Employer          ................................................................................................2
Employers         ................................................................................................2
Employment termination date.......................................................................................8
ERISA             ...............................................................................................42
Five-percent owner...............................................................................................47
Five-year break in service.......................................................................................29
Foreign subsidiary................................................................................................7
Hour of service   ................................................................................................5
Key employee      ...............................................................................................46
Leave of absence  ................................................................................................6
Limitation year   ...............................................................................................30
Non-key employee  ...............................................................................................47
Normal retirement age.............................................................................................8
Normal retirement date............................................................................................8
One-year break in service........................................................................................29
Pension fund      ...............................................................................................41
Permissive aggregation group of plans............................................................................48



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

                                                                                                               PAGE
                                                                                                               ----
Penton Companies  ................................................................................................2
Penton Company    ................................................................................................2
Plan              ................................................................................................1
Plan administrator................................................................................................1
Plan year         ................................................................................................2
Predecessor company...............................................................................................9
Predecessor plan  ................................................................................................3
Qualified joint and survivor annuity.............................................................................17
Qualified military service...................................................................................... 11
Qualified plan    ...............................................................................................37
Related company   ................................................................................................2
Required aggregation group of plans..............................................................................48
Restricted employee..............................................................................................43
Retirement date   ................................................................................................8
Social Security retirement age...................................................................................31
Subsidiary        ................................................................................................2
Top-heavy         ...........................................................................................32, 46
Top-heavy plan    ...........................................................................................47, 48
Total and permanent disability...................................................................................16
Total compensation...............................................................................................30
Transferred participants......................................................................................... 1
U.S. foreign service employee.....................................................................................7
Year of service   ................................................................................................9





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



                       PENTON MEDIA, INC. RETIREMENT PLAN
                       ----------------------------------

                                    ARTICLE 1
                                    ---------

                                  INTRODUCTION
                                  ------------

                  1.1 PURPOSE OF THE PLAN, EFFECTIVE DATE. This Penton Media, Inc. Retirement Plan (the "plan"), was established effective as of August 7, 1998 (the "effective date") by Penton Media, Inc. (the "company") for the purpose of providing retirement and other benefits for its eligible employees and for eligible employees of its subsidiaries and other related companies which adopt the plan with the consent of the company. The plan represents a continuation of the Pittway Corporation Retirement Plan (the "Pittway plan") as to employees or former employees of the company and its current or former subsidiaries (other than Saddlebrook Resorts, Inc., Saddlebrook International Tennis, Inc., C & A Investments, Inc. and Pittway Real Estate, Inc) ("transferred participants"). The Combination Agreement dated May 21, 1998, among the company, Pittway Corporation and other parties (the "Combination Agreement") provides for a transfer of assets and liabilities attributable to transferred participants from the Pittway plan to this plan effective as of the effective date. Subject to the completion of such transfer, all benefit liabilities with respect to transferred participants attributable to their covered employment with Pittway Corporation and the employers under the Pittway plan and attributable to their covered employment under this plan, if any, shall be provided under this plan, provided that, until the completion of such transfer, any benefits owed to a transferred participant under this plan shall be offset by benefits owed to such transferred participant under the Pittway plan. Benefits provided hereunder as a result of the transfer of assets and liabilities from the Pittway plan to this plan with respect to periods of employment prior to the effective date, except as otherwise provided herein, continue to be governed by the terms of the Pittway plan in effect on the relevant date. The plan shall be deemed to have become effective on the effective date following the Distribution described in the Combination Agreement.
                  1.2 PLAN ADMINISTRATOR, PLAN YEAR. The plan is administered by a plan committee (the "plan administrator") consisting of not less than three persons appointed by the company to carry out the administration of the plan. The plan is administered on the basis of a



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



plan year (the "plan year") which coincides with the calendar year. Article 10 describes certain specific powers, duties and responsibilities of the plan administrator with respect to the administration of the plan. For purposes of the 1998 plan year, the plan year shall begin on the effective date and end on December 31, 1998.

                  1.3 THE EMPLOYERS. With the consent of the company, the plan may be adopted in accordance with the provisions of section 11.2 by any subsidiary of the company or any related company for the benefit of its eligible employees. The plan is maintained by the company and the related companies that are set forth in Supplement A to the plan. The company and its subsidiaries and related companies that adopt the plan are referred to herein collectively as the "employers" and individually as an "employer." A "subsidiary" means any corporation 50 percent or more of the voting stock of which is directly or indirectly owned by the company and a "related company" means any corporation which directly or indirectly owns 50 percent or more of the voting stock of the company and any corporation (other than the company and its subsidiaries) 50 percent or more of the voting stock of which is directly or indirectly owned by any corporation which directly or indirectly owns 50 percent or more of the voting stock of the company. The term "Penton Companies" includes the employers and all subsidiaries and related companies that have not adopted the plan (and each such corporation is sometimes referred to herein individually as a "Penton Company"). In addition, although only covered employees of an employer that has adopted the plan may participate in the plan, when determining a participant's years of service under plan sections 4.3(d), 6.3 or 17.2 or Article 8 solely for purposes of determining his vested and nonforfeitable interest in his plan benefits, employment with certain entities that have not adopted the plan will be taken into account, such that for these purposes, the terms "Penton Companies" and "employers" shall include any corporation, trade, business or other separate organization required to be aggregated with the company or other employer that has adopted the plan under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), or the regulations thereunder.
                  1.4 PRESERVATION OF BENEFITS UNDER PREDECESSOR PLANS. Any other pension plan maintained by an employer may be continued in effect by its merger into this plan with the consent of the company. If appropriate, special provisions relating to employees covered under any such pension plan when it is merged into this plan may be set forth in a supplement of certification of eligibility which, by amendment, will be attached to and form a part of this plan. Any pension plan which is merged into this plan, and the Pittway plan as to transferred participants, may be referred to below as a "predecessor plan." As to employees who participate in the plan on the effective date of any merger of all or a portion of a predecessor plan into the plan, it is intended that the benefits they earned under the predecessor plan up to the effective date of its merger into this plan shall be preserved unless limited by
Article 9. If the plan administrator determines that any such benefits have not been provided for under the terms and provisions of the plan as in effect on and after the effective date of such merger of all or a portion of a predecessor plan into the plan, the plan administrator shall direct the payment of such benefits under the plan to the participant or other person entitled to them.

                  1.5 SUPPLEMENTS. In addition to the supplements described in section 1.4, from time to time supplements or other certifications of eligibility may by amendment be attached to and form a part of this plan. The provisions of any such supplements shall be given the same effect that such provisions would have if they were incorporated in the basic text of the plan. Supplements may modify the provisions of the plan as they apply to particular groups of participants. Supplements will specify the persons affected by such supplements or exhibits and shall supersede the other provisions of the plan to the extent necessary to eliminate inconsistencies between the plan provisions and the provisions of such supplements. The terms used in such supplements shall have the same meanings as those terms have for all other purposes under the plan and all provisions of the plan not inconsistent with such supplements will continue to apply to the persons affected by such supplements.





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                                    ARTICLE 2
                                    ---------

                                PLAN PARTICIPANTS
                                -----------------

                  2.1 ELIGIBILITY. Each employee of an employer on the effective date who was a participant in the Pittway plan immediately prior to the effective date will be a participant in the plan on and after the effective date, subject to the conditions and limitations of the plan. Each other employee of an employer will become a participant in the plan on the effective date or on any January 1 thereafter if such employee meets all of the following requirements:

                           (a) The employee is a "covered employee" (as defined
                  below),

                           (b) The employee has been employed by an employer for
                  at least three full calendar months; provided, however, that he completes one year of eligibility service (as defined in section 2.2) following such January 1.

A "covered employee" shall mean any employee of an employer to which the plan has been and continues to be extended excluding (i) any employee who is included in a unit of employees covered by a negotiated bargaining agreement which does not provide for such employee's participation in the plan, provided that there is evidence that retirement benefits were the subject of good faith bargaining;
(ii) any non-resident alien with no U.S. source income; (iii) seasonal or temporary employees whose services for the employers are performed solely from their homes; and (iv) any leased employee (as defined below)
                  A "leased employee" shall mean any person who, pursuant to an agreement between an employer and any other person ("leasing organization"), has performed services for the employer on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for an employer will be treated as provided by the employer. A leased employee will not be considered an employee of an employer, however, if (1) leased employees do not constitute more than 20 percent of the employer's nonhighly compensated work force (within the meaning of Section 414(n)(5)(C)(ii)) of the Code, and (2) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides
(i)
a nonintegrated employer contribution rate of at least 10 percent of the leased employee's compensation, (ii) immediate participation and (iii) full and immediate vesting.

                  2.2 ELIGIBILITY SERVICE. An employee of an employer shall be credited with one year of eligibility service if he completes 1,000 or more hours of service (as defined in section 2.3) during the twelve-consecutive-month period commencing on his date of hire by the employers or any plan year following his date of hire. An employee's date of hire shall be the date on which the employee first completes an hour of service with the employers or with an employer under the Pittway Plan.

                  2.3      HOURS OF SERVICE.  An "hour of service" means:

                           (a) Each hour for which an employee is directly or
                  indirectly compensated or entitled to be compensated for his performance of duties for the Penton Companies as an employee (with each overtime hour being taken into account as if it were a normal work hour).

                           (b) Each hour for which an employee is directly or
                  indirectly compensated or entitled to be compensated by the Penton Companies with respect to a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacitation (including disability), military duty or leave of absence (as defined in section 2.4); provided, however, that not more than 501 hours of service shall be credited to an employee on account of any single continuous period during which he performs no duties (i) if his compensation for such period is in the form of payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or state disability insurance laws, (ii) if his compensation for such period constitutes reimbursement for medical or medically related expenses incurred by the employee, or (iii) if his compensation for such period is paid to the employee while on a maternity or paternity leave of absence (as described in subsection 2.4(b) below).

                           (c) Each other hour required by federal law to be
                  counted as an "hour of service," including each such hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Penton Companies; provided, however, that not more than 501 hours of service shall be credited for payments of back pay, to the extent that such back pay is awarded for a period of time during which the employee did not or would not have performed duties as an employee.

                           (d) Each hour for which an employee is on a maternity
                  or paternity leave of absence in accordance with subsection 2.4(b), but only for purposes of preventing the employee from incurring a one-year break in service (as defined in



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





                  section 8.3) and only if the employee timely furnishes to the plan administrator such information as it may reasonably require to establish that his absence from work was due to a maternity or paternity leave of absence as defined in subsection 2.4(b) and the number of days for which there was an absence; provided, however, that not more than 501 hours of service shall be credited by reason of a maternity or paternity leave of absence.

Compensated hours described in subsection (b) above shall be determined by multiplying the number of scheduled work days during the applicable period for which the employee is compensated by the number of hours in the average scheduled work day (based on the scheduled work week for his job classification then in effect, provided, however, that in the case of an employee without a regular work schedule, such hours shall be computed on the basis of a 40-hour work week). Hours described in subsection (d) next above for employees on maternity or paternity leave of absence shall be determined in the same manner as compensated hours described in subsection (b) next above. In determining hours of service, hours shall be credited for the period in which such duties were performed (regardless of when payment is due) or for which such compensation was paid and for this purpose the rules for crediting hours of service set forth in section 2530.200b-2 of the Department of Labor regulations are hereby incorporated by reference; provided that hours of service credited under subsection (d) next above for a maternity or paternity leave of absence shall be credited to the year in which such leave begins if such hours are required to prevent a one-year break in service from occurring in such year, or if not so required in that year, such hours shall be credited in the immediately following year. In construing the foregoing provisions of this section, ambiguities shall be resolved in favor of crediting employees with hours of service. A transferred participant and any other employee of the Penton Companies as of the effective date also shall be credited with the same number of hours of service as were credited to such individual under the Pittway plan as of the effective date.

                  2.4 LEAVE OF ABSENCE. A "leave of absence" as used in the plan means:

                           (a) A leave of absence required by law or granted by
                  an employer on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who enter such branches, or any other military or governmental branch designated by the employer.

                           (b) A leave of absence for any period the employee is
                  absent from work by reason of the employee's pregnancy, the birth of the child of the employee, the placement of a child with the employee in connection with the adoption of the child by the employee or the caring for the child for a period beginning immediately after such birth or placement.

                           (c) A leave of absence resulting from the
                  participant's disability (as defined in section 6.2) which is incurred while he is a covered employee of an employer and any other absence from active employment with an employer that is approved by such employer and not treated by it as a termination of employment.

Leaves of absence granted by an employer will be governed by rules uniformly applied to all employees of that employer similarly situated.

                  2.5 NOTICE OF PARTICIPATION. Each employee will be notified of the date he becomes a plan participant. Each participant and other person receiving benefits under the plan will be furnished with a copy of a summary plan description.

                  2.6 U.S. FOREIGN SERVICE EMPLOYEES. It is intended that a U.S. foreign service employee (as defined below) may become or remain eligible to participate in the plan to the same extent as if the employee were employed by the company. A "U.S. foreign service employee" means a person (i) who is a citizen of the United States, (ii) who is employed by a subsidiary of the company incorporated outside the United States that qualifies as a "foreign subsidiary" as defined in section 406 of the Code, and as to which an employer has entered into an agreement under section 3121(l) of the Code, and (iii) for whom contributions under a funded plan of deferred compensation (whether or not a plan described in section 401(a), 403(a) or 405(a) of the Code) are not provided by any other person with respect to remuneration paid to such individual by that subsidiary.

                                    ARTICLE 3
                                    ---------

                  RETIREMENT DATES, EMPLOYMENT TERMINATION DATE
                  ---------------------------------------------

                  3.1 NORMAL RETIREMENT DATE. A participant's "normal retirement date" will be the first day of the calendar month coincident with or next following the date the participant attains age 65 years ("normal retirement age").

                  3.2 DEFERRED RETIREMENT DATE. A participant's "deferred retirement date" will be the first day of the calendar month coincident with or next following the date of such participant's retirement from the employ of all of the Penton Companies (as defined in section 1.3) after his normal retirement date.

                  3.3 EARLY RETIREMENT DATE. A participant's "early retirement date" will be the first day of the calendar month coincident with or next following the date of his retirement from the employ of all of the Penton Companies before his normal retirement date, but after he has both attained age 55 years and completed 10 years of service.

                  3.4 DISABILITY RETIREMENT DATE. A participant's "disability retirement date" will be the first day of the calendar month coincident with or next following the date such participant's employment with all of the Penton Companies terminates on account of his total and permanent disability (as defined in section 6.2) prior to his normal retirement.

                  3.5 RETIREMENT DATE. Reference to the "retirement date" of a participant who retires under the plan means his normal retirement date, if his retirement from the employ of all of the Penton Companies occurs on that date, but otherwise means his deferred retirement date or his early retirement date, whichever applies in his case.

                  3.6 EMPLOYMENT TERMINATION DATE. Reference to the "employment termination date" of a participant whose employment terminates before he qualifies for retirement on a retirement date means the date his employment with all of the Penton Companies ceases.

                  3.7 RETIREMENT OR TERMINATION WHILE ON LEAVE OF ABSENCE. A participant who is otherwise eligible to retire under the plan or who will be entitled to deferred vested benefits under the plan upon his termination of employment with the Penton Companies may retire or terminate employment without returning to active employment with the Penton Companies if he is absent from work because of a leave of absence (as defined in section 2.4).



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




                                    ARTICLE 4
                                    ---------

                          BENEFIT DETERMINATION FACTORS
                          -----------------------------

                  4.1 GENERAL. A participant's eligibility for, and amount of, benefits payable under the plan will be based on his years of service, earnings, covered compensation and annualized covered compensation as determined in accordance with the provisions of this Article 4, Article 8 and any applicable supplement to the plan. Years of service, earnings, covered compensation and annualized covered compensation credited to a transferred participant under the Pittway plan shall be credited to such transferred participant under this plan.

                  4.2 YEARS OF SERVICE. Subject to the provisions of section 4.3 and Article 8, a participant will be granted one "year of service" for each calendar year during which such participant completes 1,000 or more hours of service.
                  4.3 SPECIAL RULES AS TO DETERMINATIONS OF SERVICE. Subject to the final sentence of Section 4.1, determinations of years of service and hours of service shall be subject to the provisions of Article 8 and the following provisions:

                           (a) If a participant had a period or periods of
                  employment with a Penton Company that has not adopted the plan, with a Penton Company before it adopted the plan or with a predecessor company to a Penton Company, such period or periods of employment will be considered as employment with the Penton Companies in determining his hours of service under section 2.1 but will not be considered as employment with the Penton Companies and will be disregarded in determining his years of service under section 4.2 unless and to the extent otherwise required by law or specified by the company; provided that this subsection shall not be applied so as to allow an employee to become a participant prior to his actual employment by an employer and prior to his becoming a covered employee. A "predecessor company" means any other corporation or other entity the stock, assets or business of which was acquired by a Penton Company prior to the effective date or is acquired by a Penton Company on or after the effective date, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the company.

                           (b) A period of concurrent employment with two or
                  more Penton Companies will be considered as employment with only one of them during that period.

                           (c) A leave of absence (as defined in section 2.4)
                  will not interrupt continuity of employment for purposes of the plan, but hours of service shall be credited with respect to a paid or unpaid leave of absence only as provided in section 2.3.

                           (d) Separate periods of an employee's employment
                  shall be aggregated for purposes of determining his years of service; provided, however, that if an employee terminates his employment with the employers before he is either eligible to retire on a retirement date or entitled to a deferred vested benefit under section 6.3 and he is reemployed by an employer after he has incurred five consecutive one-year breaks in service (as defined in section 8.3) and his number of consecutive one-year breaks in service exceeds his prior years of service, his prior years of service shall be disregarded.

                  4.4 EARNINGS. Subject to the final sentence of Section 4.1, for purposes of the plan, a participant's "earnings" means his total, regular cash compensation paid during the plan year for services rendered to the employers as a covered employee, including overtime, bonuses, commissions, incentive compensation, unused vacation pay, and income realized for federal income tax purposes as a result of the grant or exercise of an option or options to acquire shares of stock of any Penton Company, the receipt of a cash appreciation payment in lieu of such an option or options, and the disposition of shares acquired by the exercise of such an option, but excluding:

                           (a) Any noncash compensation, including any amounts
                  contributed by the employers for the participant's benefit under this plan or any other retirement or benefit plan, arrangement, or policy maintained by the employers; provided, however, any salary reduction amounts elected by the participant and credited to a cafeteria plan (as defined in section 125(c) of the Code) or a qualified cash or deferred arrangement (as defined in section 401(k) of the Code) shall be included in his compensation;

                           (b) Any reimbursements for medical, dental, or travel
                  expenses, automobile allowances, relocation allowances, educational assistance allowances, awards and other special allowances;

                           (c) Any income realized for federal income tax
                  purposes as a result of (i) group life insurance, (ii) the personal use of an employer owned automobile, or
                  (iii) the transfer of restricted shares of stock or restricted property of a Penton Company, or the removal of any such restrictions;

                           (d) Any severance pay paid as a result of the
                  participant's termination of employment;

                           (e) Any compensation paid or payable to the
                  participant, or to any governmental body or agency on account of the participant, under the terms of any state, federal or foreign law requiring the payment of such compensation because of the participant's voluntary or involuntary termination of employment with any Penton Company.

                           (f) Any compensation paid or payable to the
                  participant which is in excess of $150,000 as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this plan to the limitation under section 401 (a)(17) of the Code shall mean the annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period.

                  4.5 DETERMINATION OF BASES OF BENEFITS. A participant's hours of service, years of service, earnings, and any other factor relating to benefits payable to him under the plan shall be determined by the plan administrator pursuant to the foregoing provisions of this Article 4, Article 9 and any supplement to the plan on the basis of the records of the employers and on the basis of reasonable estimates where such records are not sufficient to provide all required data and information.

                  4.6 MILITARY SERVICE. Notwithstanding any provisions of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States
Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                                    ARTICLE 5
                                    ---------

                                RETIREMENT INCOME
                                -----------------

                  5.1 NORMAL OR DEFERRED RETIREMENT. Subject to the conditions and limitations of the plan, if a participant retires on his normal retirement date or a deferred retirement date he will be entitled to a monthly retirement income payable for the life of the participant commencing on his retirement date in an amount equal to one-twelfth of the sum of the participant's accrued benefits for each plan year that he participated in the plan. Subject to the conditions and limitations of this section 5.1, each plan year up to 35 years of plan participation, the participant's accrued benefit shall equal (a) plus (b) below:
                           (a) 1.2 percent of his earnings for such plan year up
                  to covered compensation (as defined below).

                           (b) 1.85 percent of his earnings for such plan year
                  in excess of covered compensation.

For purposes of this section 5.1, a participant's "covered compensation" is equal to the average of the Social Security taxable wage bases in effect for each calendar year (under Table II of the tables issued each year by the Social Security Administration) during the 35-year period ending with the last day of the calendar year in which the participant attains (or will attain) Social Security retirement age (as defined in Section 415(b)(8) of the Code). If the participant's employment terminates prior to his Social Security retirement age, then for purposes of determining the participant's covered compensation amount it shall be assumed that the taxable wage base for the plan year of the determination shall continue in effect for each subsequent plan year. If the participant's employment terminates after his Social Security retirement age, then a participant's covered compensation for a plan year shall be equal to the covered compensation as determined for the plan year during which he attained his Social Security retirement age. For each plan year, a participant's applicable "covered compensation" shall be based on the applicable Social Security wage base for individuals born in the year of the participant's birth as set forth in the foregoing Table II. With respect to a participant who has completed more than 35 years of plan participation, each plan year of plan participation that exceeds 35 such years, the participant's accrued benefit for such plan year shall be an amount equal to:

                           1.2 percent of his earnings for such plan year.

A participant's accrued benefit with respect to the plan year in which his retirement date or employment termination date occurs shall be based on (X) his actual earnings for such plan year but annualized as though his retirement date or employment termination date had occurred on the last day of such plan year,
(Y) the amount of such annualized earnings that would constitute the participant's covered compensation for such plan year had the participant actually earned such annualized amount (the "annualized covered compensation"), and (Z) the excess of the participant's annualized earnings over his annualized covered compensation for such plan year. The participant's accrued benefit for such plan year shall be an amount equal to the sum of (i) plus (ii) with such sum multiplied by (iii), where (i), (ii), and (iii) are as follows:

                           (i) 1.2 percent of annualized earnings up to annualized covered compensation.

                           (ii) 1.85 percent of annualized earnings in excess of annualized covered compensation.

                           (iii) A fraction the numerator of which is the number of full months of service the participant completed in the plan year in which his retirement date or employment termination date occurs and the denominator of which is 12.

With respect to a participant who has completed 35 or more years of plan participation, the foregoing computation of his accrued benefit for his final plan year of participation shall be based on 1.2 percent of his annualized earnings multiplied by the fraction set forth in (iii) above. A participant's right to his normal retirement benefit shall be nonforfeitable and fully vested when he attains normal retirement age or when his employment with the employers terminates by reason of his total and permanent disability (as defined in Section 6.2).

                  5.2 EARLY RETIREMENT. Subject to the conditions and limitations of the plan, if a participant retires on an early retirement date he will be entitled to a monthly retirement income commencing on his normal retirement date and payable in the normal form in an amount equal to his retirement benefit on his early retirement date as determined under section
5.1. However, in lieu of receiving a monthly retirement income commencing on his normal retirement date, the participant may elect (by filing a written election with the plan administrator in advance) to receive a monthly retirement income commencing at his early retirement date, or on the first day of any calendar month thereafter that occurs before his normal retirement date. If such monthly retirement income is to commence prior to the date the participant attains his normal retirement age, the amount of such monthly retirement income that he would otherwise be entitled to on his normal retirement date shall be reduced by 1/180 for each of the first 60 months and 1/360 for each of the next 60 months by which the commencement of the payment of the retirement income precedes his normal retirement age.

                  5.3 FORM OF PAYMENT. If a participant becomes entitled to receive a retirement income benefit under the foregoing provisions of this
Article 5, payment of such benefit shall be made in accordance with, and subject to, the applicable provisions of Article 7.

                                    ARTICLE 6
                                    ---------

                   DISABILITY BENEFIT; DEFERRED VESTED BENEFIT
                   -------------------------------------------

                  6.1 DISABILITY BENEFIT. Subject to the conditions and limitations of the plan, if a participant's employment with all of the Penton Companies is terminated before he becomes eligible for early or normal retirement because of his total and permanent disability (as defined in section 6.2), he will be entitled to a monthly disability benefit commencing on his disability retirement date regardless of whether he has completed five years of service as of such date. The amount of his monthly disability benefit will be computed in accordance with the benefit formula in section 5.1 above (as in effect as of his disability retirement date) as of his disability retirement date but shall be actuarially reduced to account for commencement on his disability retirement date. In lieu of receiving his monthly disability benefit commencing on his disability retirement date, a participant may elect (by filing a written election with the plan administrator in advance) to receive his monthly disability benefit commencing on the first day of any calendar month commencing on or after his disability retirement date that occurs before his normal retirement date, subject to actuarial reduction. Notwithstanding anything in this section 6.1 or the plan to the contrary, no monthly disability benefit shall be payable for any month for which the participant receives long-term disability benefits under a disability benefit program maintained by his employer. The participant's monthly disability benefit will be payable only to him, on a life annuity basis, pursuant to the applicable provisions of Article 7, subject to the following:

                           (a) If the participant recovers from his disability
                  prior to his normal retirement date, if he should no longer be entitled to disability insurance benefits under the Social Security Act or if he should refuse to submit evidence to the plan administrator of his disability, his entitlement to his monthly disability benefit shall cease. Unless he then is reemployed by an employer, he shall be deemed to have terminated employment on his actual employment termination date for a reason other than disability. His eligibility for, and the amount of, benefits payable to him under the plan after his recovery from his disability shall be determined in accordance with section 6.3 and the benefit formula in section
                  5.1 (as in effect as of his actual employment termination date and as if such date were a retirement date) as of his actual employment termination date and his accrued benefits under the plan shall be reduced by the actuarial value of the disability benefits he previously received under the plan.

                           (b) If the participant does not recover from his
                  disability prior to his normal retirement age and is not married as of his normal retirement age, his monthly disability benefit shall be payable to him on a life annuity basis until his attainment of normal retirement age and his normal retirement benefit (as actuarially reduced to account for his benefits having commenced prior to his normal retirement date) shall continue to be payable to him in the form of a life annuity thereafter (unless the participant rejects the life annuity form of benefit in accordance with the provisions of sections 7.1 and 7.3).

                           (c) If the participant has completed 10 years of
                  service but has not attained age 55 years as of his disability retirement date, does not recover from his disability prior to his attainment of age 55 years, and is married as of the date he attains age 55 years, his monthly disability benefit (as actuarially reduced to account for his benefits having commenced prior to his normal retirement date) shall be payable to him on a life annuity basis until his attainment of age 55 years and shall be payable in the form of a qualified joint and survivor annuity thereafter (unless the participant and his spouse reject the qualified joint and survivor annuity form of benefit in accordance with the provisions of sections
                  7.1 and 7.3). If such a participant dies prior to his attainment of age 55 years and he has an eligible spouse (as defined in Section 7.4) as of the date of his death, his surviving eligible spouse shall be eligible for a pre-retirement spouse's benefit as set forth in section 7.4.

                           (d) If the participant has completed five but less
                  than 10 years of service as of his disability retirement date, does not recover from his disability prior to his attainment of normal retirement age, and is married as of the date he attains his normal retirement age, his monthly disability benefit (as actuarially reduced to account for his benefits having commenced prior to his normal retirement date) shall be payable to him on a life annuity basis until his attainment of normal retirement age and his normal retirement benefit shall be payable in the form of a qualified joint and survivor annuity thereafter (unless the participant and his spouse reject the qualified joint and survivor annuity form of benefit in accordance with the provisions of sections 7.1 and 7.3). If such a participant dies prior to his attainment of normal retirement age and he has an eligible spouse (as defined in section 7.4) as of the date of his death, his surviving eligible spouse shall be eligible for a pre-retirement spouse's benefit as set forth in
                  Section 7.4.

                  6.2 DISABILITY. A participant shall be considered to have incurred a "total and permanent disability" for purposes of the plan if he qualifies for and is receiving disability benefits under the Social Security Act or he qualifies for and is receiving long-term disability benefits under any disability benefit program maintained by his employer. For the purpose of determining whether a participant has incurred a total and permanent disability or has recovered from a total and permanent disability, the plan administrator from time to time may require that a participant either verify that he currently qualifies for and is receiving disability benefits under the Social Security Act or submit to medical examinations at any reasonable time (but not more frequently than twice in a twelve-month period) prior to his normal retirement date. The plan administrator's determination of the existence of a disability and of the medical evidence necessary and appropriate to determine its existence shall be conclusive.

                  6.3 MONTHLY DEFERRED VESTED BENEFIT. Subject to the conditions and limitations of the plan, if a participant resigns or is dismissed from the employ of all of the employers before he qualifies for retirement under the plan after he has completed five or more years of service, or if his employment with the employers terminates by reason of his disability (as defined in section 6.2), he will be eligible to receive a monthly deferred vested benefit for life commencing on his normal retirement date. The amount of his monthly deferred vested benefit will be computed in accordance with the benefit formula described in section 5.1 (as in effect as of his employment termination date as if such date were a retirement date) as of his employment termination date.

                  6.4 EARLY COMMENCEMENT OF DEFERRED VESTED BENEFIT. A participant who is entitled to a monthly deferred vested benefit may elect (by filing a written election with the plan administrator in advance) to receive, in lieu of a monthly deferred vested benefit commencing at his normal retirement date, a monthly deferred vested benefit commencing on or after the first day of any month on or after the date the participant attains age 55 and has completed 10 years of service and prior to his normal retirement date. If a participant elects early commencement of his monthly deferred vested benefit the amount of such monthly deferred vested benefit shall be determined by reducing the amount of monthly deferred vested benefit to which the participant is otherwise entitled commencing on his normal retirement date by 1/180 for each of the first 60 months and 1/360 for each of the next 60 months by which the commencement of his benefits precedes his normal retirement date.

                  6.5 ANNUITY COMMENCEMENT DATE. A participant's "annuity commencement date" means the date as of which the initial payment of the retirement income or deferred vested benefit to which he is entitled under the plan is payable.

                  6.6 FORM OF PAYMENT. If a participant becomes entitled to receive a deferred vested retirement income benefit under the foregoing provisions of this Article 6, payment of such benefit shall be made in accordance with, and subject to, the applicable provisions of Article 7.


                                    ARTICLE 7
                                    ---------

                 PAYMENT OF RETIREMENT INCOME AND OTHER BENEFITS
                 -----------------------------------------------

                  7.1 NORMAL FORM OF PAYMENT OF BENEFITS. Except as otherwise specifically provided, payment of participants' monthly retirement income or deferred vested benefits under Articles 5 and 6 shall be made to them, and payment of monthly benefits shall be made to their spouses, if eligible for such benefits, as follows:

                           (a) QUALIFIED JOINT AND SURVIVOR ANNUITY. If a
                  participant retires on a normal, early or deferred retirement date under the plan, or if a participant's employment terminates before retirement under the plan and he is entitled to a deferred vested benefit, and if the participant has an eligible spouse (as defined in section 7.4) immediately preceding his annuity commencement date, payment of his monthly benefit shall be in the form of a "qualified joint and survivor annuity" unless he had elected in lieu thereof to receive payment either in the form of a life annuity under subsection (b) next below or under a benefit option described in section 7.2 (and such option is in effect on his annuity commencement date). Such qualified joint and survivor annuity shall consist of a monthly benefit continuing during the participant's lifetime and if the participant's eligible spouse is living at the time of the participant's death, payment of 50 percent of such monthly benefit shall be made to his eligible spouse until the eligible spouse's death occurs. The amount of such monthly benefit under this subsection shall be calculated so that it is the actuarial equivalent of the retirement or deferred vested benefit to which the participant is otherwise entitled. If a participant who has five or more years of service who retired on a normal or early retirement date dies prior to his annuity commencement date, or if a participant who has continued employment after he has attained normal retirement age dies before his retirement date, and if such participant has an eligible spouse at the time of his death, then, unless the participant had elected that benefits not be paid to his eligible spouse under this subsection, benefits shall be payable to the participant's eligible spouse in accordance with the foregoing provisions of this subsection as if the participant's annuity commencement date had occurred immediately prior to the date of his death.

                           (b) LIFE ANNUITY. A participant shall receive payment
                  of his monthly benefit during his lifetime on a life annuity basis if he is not eligible for a qualified joint and survivor annuity under subsection (a) next above, or, if he is eligible for a qualified joint and survivor annuity under (a) above, and prior to his annuity commencement date he had elected not to receive payment in the form of a qualified joint and survivor annuity or any of the optional forms of payment of benefits described in section 7.2.

                           (c) WRITTEN EXPLANATION OF QUALIFIED JOINT AND
                  SURVIVOR ANNUITY: The plan administrator shall provide to each participant, not more than 90 days nor less than 7 days before the participant's annuity starting date, a written explanation of (i) the terms and conditions of the qualified joint and survivor annuity, (ii) the participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity, (iii) the rights of a participant's spouse under this section, (iv) the right to make, and the effect of, a revocation of an election to waive the qualified joint and survivor annuity and (v) a general description of the eligibility features and relative values of a qualified joint and survivor annuity, single life annuity and the other optional forms of benefit under the plan. Each participant shall have an election period beginning not more than 90 days before his annuity commencement date and ending on the annuity commencement date. An election made by the participant under subsection (a) next above may be revoked by the participant, and a new election made at any time during the election period, providing that such a new election meets the requirements of section 7.3.

                  7.2 OPTIONAL FORMS OF PAYMENT OF BENEFITS. In lieu of the normal form and amount of monthly benefit specified in section 7.1, and subject to the provisions of section 7.3, a participant before his retirement date (excluding a participant entitled to a monthly disability benefit) may elect a retirement income or deferred vested benefit of actuarially equivalent value in one of the following forms:

                           (a) FIVE, TEN OR FIFTEEN YEAR CERTAIN OPTION. A
                  monthly benefit payable to the participant during his lifetime and, if the participant dies within a period of five, ten or fifteen years (as selected by the participant) from his annuity commencement date, a continuing monthly payment of the same amount to a person or persons designated by the participant for the balance of such five, ten or fifteen year period; provided, however, that the ten or fifteen years option shall not be available if the life expectancy of the participant or the joint and survivor life expectancy of the participant and his beneficiary is less than the applicable five, ten or fifteen years on his annuity commencement date.

                           (b) JOINT AND SURVIVOR ANNUITY. A monthly benefit
                  payable to the participant during his lifetime and, if another person he had designated is living at the time of his death, payment of 100 percent, 66-2/3 percent or 50 percent of that amount to such other person as long as such other person lives; provided, however that if the participant designates someone other than his spouse, the option shall be designed so that the lump sum actuarially equivalent value of the monthly benefit payable to the participant under the option over his life expectancy shall be greater than 50 percent of the lump sum actuarially equivalent value of the monthly benefit that otherwise would be payable to the participant on a life annuity basis.

                           (c) LEVEL BENEFIT OPTION. If payment of a
                  participant's monthly benefit begins before he commences receiving Old Age Insurance Benefits under the Social Security Act, a larger monthly retirement income or deferred vested benefit payable to him until the first to occur of his death or the earliest date on which he becomes eligible to apply for and receive Old Age Insurance Benefits under the Social Security Act, and, where the full actuarial equivalent of the normal form of the participant's monthly benefit has not been provided under the option, with a continuance of a smaller amount of monthly benefit after such date until the participant's death.

                           (d) LUMP SUM OPTION. A single lump sum payment of the
                  actuarially equivalent present value of the participant's monthly retirement benefit.

                           (e) FULL CASH REFUND OPTION. A monthly benefit
                  payable to the participant during his lifetime and, if the participant dies before he has received payments equal to the actuarial value of his pension at the earlier of his normal retirement date or annuity commencement date, then the excess of such amount over the amount received by the participant shall be paid in a lump sum or life annuity to a person or persons designated by the participant.

Elections under this section shall be in writing on forms prescribed by and filed with the plan administrator.

                  7.3 RULES AS TO WAIVER OF NORMAL FORM OF BENEFIT, ELECTION AND DISCONTINUANCE OF OPTIONAL FORMS OF PAYMENT OF BENEFITS AND SPOUSAL CONSENTS. A participant's waiver of a normal form of benefit and election of an optional form of monthly benefit specified in section 7.2 and an eligible spouse's consent of the participant's waiver and election shall be subject to the following rules, to the extent appropriate:

                           (a) A waiver of the normal form of benefit and
                  election of an optional form of benefit must be in writing, signed by the participant, and approved by the company. If payment of the participant's monthly benefit otherwise would be required pursuant to subsection 7.1(a), the election of an optional form of benefit will not be valid unless (i) it also contains the participant's waiver of his right to receive payment in the form of a qualified joint and survivor annuity and (ii) the participant's eligible spouse consents, in writing, to the participant's waiver of the normal form of benefit, to the optional form of benefit or the plan administrator determines that a consent cannot be obtained because the participant is not married or because the eligible spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may, by regulation, prescribe. An eligible spouse's consent is irrevocable and must be witnessed by a notary public or a plan representative.

                           (b) A participant may waive the normal form of
                  benefit and elect an optional form of benefit, and an eligible spouse may consent to such a waiver and election, at any time during the applicable election period. The applicable election period shall commence on the date which is 90 days prior to the participant's annuity commencement date and shall end on the participant's annuity commencement date.

                           (c) A participant who has elected an option may
                  revoke it or change it to another option at any time prior to the participant's annuity commencement date by filing, with the plan administrator, a superseding election, in accordance with the foregoing provision of this section 7.3. A revocation or change of an option may be made without the consent of the person or persons the participant has designated in the option. Notwithstanding the immediately preceding provision, a participant's eligible spouse must consent, in accordance with the foregoing provision of this section 7.3, to a change of an optional form of benefit.

                           (d) If a participant who had elected an option dies
                  before he attains age 65 and before his annuity commencement date, such option automatically will be canceled and no benefits will be paid to any person (or any person's estate) under such option. If a participant dies after attaining age 65, but before his benefit commencement date, such option will continue in effect as if the participant retired immediately prior to his death.

                           (e) If the beneficiary designated by a participant in
                  his election of an option dies before the participant's annuity commencement date, the option automatically will be canceled and the participant's monthly benefit will be paid to him in the normal form unless a new election can be and is made by the participant pursuant to the foregoing provisions of this section.

                           (f) If after a participant has commenced receiving
                  monthly benefits under subsections 7.2(a) or (e), but prior to the participant's death, the person or persons designated by the participant under that subsection die, the option shall remain in effect and, unless the participant designates another beneficiary to receive any benefits payable under that option after his death, such benefits shall be payable to the participant's estate. If after a participant has commenced receiving monthly benefits under subsection 7.2(b), but prior to the participant's death the beneficiary designated as the joint annuitant by the participant under that subsection dies, the option shall remain in effect but no benefits shall become payable to any person (or any person's estate) upon the participant's death.

                  7.4 PRE-RETIREMENT SPOUSE'S BENEFIT. If a participant who has completed five or more years of service dies before his annuity commencement date and if he has an eligible spouse at the time of his death, his eligible spouse shall be entitled to receive a monthly benefit for life. The monthly benefit payable to the participant's eligible spouse for life shall be an amount equal to 50 percent of the amount of monthly retirement income or monthly deferred vested benefit that would have been payable to the participant under subsection 7.1(a) in the form of the qualified joint and survivor annuity described therein if he had terminated employment as of the date of his death (if he had not already so terminated his employment) and his annuity commencement date was to occur on the first day of the calendar month coincident with or next following the later of the date of his death or the date the participant would have attained normal retirement age with the qualified joint and survivor annuity in effect for him. The first payment to a participant's eligible spouse under this section shall be made as of the first day of the calendar month coincident with or next following the later of the date of the participant's death or the date the participant would have attained age 65 years, and the final payment shall be made as of the first day of the calendar month during which the eligible spouse's death occurs. In lieu of receiving a monthly benefit commencing on the participant's normal retirement date, an eligible spouse of a participant who had completed 10 years of service as of the date of his death may elect (by filing a written election with the plan administrator in advance) to receive a monthly benefit for life commencing on the first day of the calendar month coincident with or next following the later of the date of the participant's death or the date the participant would have been eligible for early retirement, or on the first day of any calendar month thereafter that occurs prior to the participant's normal retirement date. If such monthly benefit is to commence prior to the participant's normal retirement date, the amount of such monthly benefit shall be determined by reducing the amount of monthly benefit to which the eligible spouse would otherwise be entitled commencing on the participant's normal retirement date by 1/180 for each of the first 60 months and 1/360 for each of the next 60 months by which the commencement of the monthly benefit precedes the participant's normal retirement date. Notwithstanding anything in this section 7.4 or the plan to the contrary, if a participant who has completed five or more years of service continues in the employ of the employers after he has attained age 65 years and the participant is married, the participant may elect prior to his retirement (in writing on a form prescribed by and filed with the plan administrator prior to the participant's death) to have the lump sum actuarially equivalent present value of his monthly retirement benefit paid to his eligible spouse, if any, as soon as practicable after his death provided that he dies prior to his annuity commencement date and his spouse consents in writing to such immediate lump sum payment in accordance with the spousal consent rules described in section 7.3(a). The spouse of a participant will be considered as an "eligible spouse" as of any date only if at least twelve months prior thereto the participant and spouse are married in a religious or civil ceremony recognized under the laws of the state where the marriage was contracted and the marriage remains legally effective.

                  7.5 SPECIAL PRE-RETIREMENT LUMP SUM DEATH BENEFIT. A participant who continues in the employ of the Penton Companies after his attainment of normal retirement age may elect the lump sum benefit payment described in section 7.2(d) as a pre-retirement death benefit to his designated beneficiary. If a participant elects a lump sum pre-retirement death benefit under this section, dies prior to his employment termination date or retirement date and has not revoked his election as of the date of his death, payment of the lump sum shall be made to the participant's designated beneficiary; provided, however, that if the participant has an eligible spouse as of the date of the participant's death, the eligible spouse shall receive the pre-retirement spouse's benefit described in section 7.4 and the participant's election of a lump sum pre-retirement death benefit described in this section shall be canceled unless the participant's eligible spouse consents (within the 90-day period ending on the benefit commencement date in accordance with the procedures described in section 7.3) to the payment of such lump sum benefit to the participant's designated beneficiary in lieu of the pre-retirement spouse's benefit. Any election made under this section 7.5 shall be canceled upon the participant's employment termination provided the participant's employment terminates by reason other than his death.

                  7.6 SPECIAL PAYMENT LIMITATIONS. Notwithstanding anything in this plan to the contrary,

                           (a) As provided in section 401(a)(9) of the Code, (i)
                  in the case of a participant who (A) is a five-percent owner or (B) attains age 70 1/2 prior to January 1, 1999, the payment of such participant's benefits shall in no event commence later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 and
                  (ii) in the case of any other participant, the payment of such participant's benefit shall in no event commence later than April 1 of the calendar year following the later of the calendar year in which the participant attains age 70 1/2 or the calendar year in which the participant terminates employment with the employers;

                           (b) If the actuarial present value of a participant's
                  vested accrued benefits exceeds, or at any time exceeded, $5,000, no amount shall be distributable to the participant prior to the date the participant attains normal retirement age without the participant's written consent and, if the participant's benefit is to be distributed in any form other than a qualified joint and survivor annuity, the written consent of the participant's eligible spouse;

                           (c) Payment of benefits under the plan to a
                  participant shall commence not later than the 60th day after the end of the plan year in which occurs the latest of the participant's termination of employment with the employer, the participant's attainment of normal retirement age, or the tenth anniversary of the year in which the participant commenced participation in the plan; and

                           (d) If a participant continues in the employ of the
                  Penton Companies after his normal retirement date, the payment of his accrued monthly retirement income shall be suspended only for those calendar months within the period of his continued employment during which he receives compensation for at least 40 hours of service as long as proper notification of such suspension of benefits has previously been distributed to such participant.

                  7.7 PAYMENT OF SMALL AMOUNTS. If the lump sum actuarially equivalent value of the monthly benefit payable to or with respect to a participant under the plan does not exceed $5,000 as of the participant's employment termination date, then, in lieu of payment of such monthly benefits, the plan administrator shall direct that an amount equal to the lump sum actuarially equivalent value of such monthly benefits be paid to the participant (or, in the event of the participant's death, to the participant's beneficiary) in a lump sum as soon as practicable thereafter; and for this purpose, if the value of the participant's vested and nonforfeitable benefit under the plan as of the participant's employment termination date is zero, the participant shall be deemed to have received a total distribution of such vested and nonforfeitable benefit as of such date. For purposes of determining the lump sum amount under this section, the interest rate used in determining actuarial equivalence shall not be greater than the interest rate which would be used as of the date of a distribution under this section by the Pension Benefit Guaranty Corporation ("PBGC") for purposes of determining the present value of a lump sum distribution under a plan which terminates on such date.

                  7.8 PAYMENT BY ANNUITY PURCHASE. The purchase for a participant, contingent annuitant or beneficiary and distribution to that person of an annuity contract or annuity certificate to provide such person's benefits shall constitute the complete payment of that person's benefits under the plan.

                  7.9 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article 7, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives

(or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  A "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  A "direct rollover" is a payment by the plan to the eligible retirement plan specified by the distributee.

                  7.10 DESIGNATED BENEFICIARIES. A participant may from time to time designate a beneficiary or beneficiaries on a form provided by the plan administrator, to whom the participant's benefit will be distributed following the participant's death. A participant may designate contingent or successive beneficiaries and may name individuals, legal persons or entities, trusts, estates, trustees or other legal representatives as beneficiaries. Beneficiary designations must be completed and filed with the plan administrator during the participant's lifetime, and, if the participant has an eligible spouse at the date of the participant's death, the participant's surviving spouse will be the participant's designated beneficiary unless the surviving spouse has consented or consents in writing to the participant's designation of another beneficiary in accordance with section 7.3. The consent of the spouse shall not be required to the participant's designation of a beneficiary upon proof satisfactory to the plan administrator that the participant is not married, the spouse of the participant cannot be located, or the consent of the spouse cannot be obtained under such circumstances as may be prescribed in regulation issued by the Secretary of Treasury or its delegate. A beneficiary designation properly completed and filed will cancel all such designations filed earlier.

                  7.11 MISSING PERSONS. Each participant and each other person entitled to benefits under the plan must file with the plan administrator from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or a person entitled to benefits at his last post office address as shown on the employers' records will be binding on the participant and any person entitled to benefits for all purposes of the plan. None of the employers or the plan administrator are required to search for or locate any participant or other person entitled to benefits under the plan. If the plan administrator notifies a participant or any other person that he is entitled to a distribution and also notifies him of the provisions of this section, and the participant or person entitled to benefits fails to claim his benefits under the plan or make his whereabouts known to the plan administrator within five years after the notification, the benefits under the plan of the participant or other person may be disposed of, to the extent permitted by federal law, as follows:

                           (a) If the whereabouts of the participant is unknown
                  and the whereabouts of a person entitled to receive the participant's benefits under the plan then is known to the plan administrator, distribution may be made to such other person.

                           (b) If the whereabouts of the participant and any
                  person entitled to his benefits then is unknown to the plan administrator, but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the plan administrator, distribution may be made to any one or more of such relatives and in such proportions as the plan administrator determines.

                  7.12 PAYMENT WITH RESPECT TO INCAPACITATED PARTICIPANTS OR BENEFICIARIES. If any person entitled to benefits under the plan is under a legal disability or, in the plan administrator's opinion, is incapacitated in any way so as to be unable to manage his financial affairs, the plan administrator may direct the payment of such benefits to such person's legal representative or to a relative or friend of such person for such person's benefit, or the plan administrator may direct the application of such benefit for the benefit of such person in any manner which the plan administrator may select that is permitted by federal law and is consistent with the plan. Any payments made in accordance with the foregoing provisions of this section shall be a full and complete discharge of any liability for such payments.

                                    ARTICLE 8
                                    ---------

                                  REEMPLOYMENT
                                  ------------

                  8.1 REHIRED EMPLOYEE. If a former employee of a Penton Company who had not previously become a participant in the plan is reemployed by an employer and becomes a covered employee before his retirement date, the following provisions shall apply in his case, notwithstanding any other provisions of the plan:

                           (a) If he is reemployed by a Penton Company before he
                  has incurred a one-year break in service (as defined in subsection 8.3), his employment with the employers shall be deemed to have continued without interruption for purposes of determining his eligibility to become a participant and his years of service and he shall become a participant during his period of reemployment when he meets the eligibility requirements of section 2.1.

                           (b) If he is reemployed by a Penton Company after he
                  has incurred a one-year break in service, he will become a participant immediately following the twelve consecutive month period commencing on the date of his reemployment, provided he meets all of the eligibility requirements of section 2.1.

                           (c) If he is reemployed by a Penton Company after he
                  has incurred a one-year break in service and if he becomes a participant in the plan pursuant to subsection (b) next above, then:

                                    (i) If subparagraph (ii) next below does not
                           apply in his case, his prior years of service shall be added to his years of service earned after his reemployment.

                                    (ii) If at the time of his prior termination
                           of employment with the employers he had no vested interest in the plan and if he incurred five consecutive one-year breaks in service, his prior years of service shall not be reinstated and shall be disregarded for purposes of the plan.

                  8.2 REHIRED PARTICIPANT. If a former participant or a participant whose employment with the employers had terminated but who has not received all benefits due him under the plan is reemployed by a Penton Company but he does not again become a covered employee before his retirement date, payment of his benefits, if any, shall be suspended for each calendar month within the period of his reemployment during which he receives compensation for at least 40 hours of service, but shall be resumed when such period of reemployment ends. However, if his death occurs during the period of his reemployment and if immediately prior to his reemployment his benefits were being paid in the form of the qualified joint survivor annuity described in subsection 7.1(a), in the form of a joint and survivor annuity described in subsection 7.2(b), in the form of a period certain option described in subsection 7.2(a), or in the full cash refund form described in subsection 7.2(e) benefits that would have been payable under the plan to his spouse under the qualified joint and survivor annuity or to his spouse or any other person he had designated under the joint and survivor annuity option, the period certain option, or the full cash refund option, whichever applies, if he had not been reemployed and his benefits had not been suspended shall become payable under the plan. If a former participant, or a participant whose employment with the Penton Companies had terminated but who has not received all benefits due him under the plan, is reemployed by a Penton Company and again becomes a participant before his retirement date, payment of his benefits, if any, shall be suspended for each calendar month which commences during the period of his reemployment. The following provisions shall apply in the case of such a participant or former participant, notwithstanding any other provisions of the plan:

                           (a) He shall become an active participant on the date
                  he again becomes a covered employee of an employer.

                           (b) If he is reemployed and becomes an active
                  participant before he has incurred a one-year break in service, his prior years of service shall be added to his years of service earned after his reemployment and his prior years of service shall be added to his years of service earned after his reemployment.

                           (c) If he is reemployed and becomes an active
                  participant after he has incurred a one-year break in service, his prior years of service shall be added to his years of service earned after his reemployment, except as follows:

                                    (i) If at the time of his prior termination
                           of employment with the employers he had less than five years of service and thus was not entitled to a monthly retirement income or deferred vested benefit at the time of his prior termination of employment, and if his break in service period exceeds his prior years of service, his prior years of service shall not be reinstated and shall be disregarded for purposes of the plan; and

                                    (ii) If subparagraph (i) above does not
                           apply in his case but as a result of his prior termination of employment he has received his entire benefit due under the plan in the form of a lump sum payment, his prior years of service shall not be reinstated and shall be disregarded for purposes of the plan.

                  8.3 ONE-YEAR BREAK IN SERVICE, FIVE-YEAR BREAK IN SERVICE, BREAK-IN SERVICE PERIOD. For purposes of the plan, a "one-year break in service" means any plan year in which a terminated employee or participant does not complete more than 500 hours of service. A "five-year break in service" means a period of five consecutive one-year breaks in service. A "break-in service period" means the total number of an employee's or participant's consecutive one-year breaks in service after his employment termination or retirement date.

                  8.4 REDETERMINATION OF BENEFITS. If a former employee who is reemployed by a Penton Company and who had previously participated in the plan again becomes an active participant in accordance with subsection 8.2(a), no benefits shall be payable to him under the plan during the period of his reemployment if he was not receiving benefits at the time of his reemployment and, if he was receiving benefits at the time of his reemployment, payment of his benefits shall be suspended for any calendar month within the period of his reemployment during which he receives compensation for at least 40 hours of service. Benefits payable to or with respect to a participant under the plan after his period of reemployment ends shall be redetermined in accordance with the provisions of the plan as then in effect. However, if the years of service he was entitled to at the time of his initial termination of employment have been added to the years of service earned after his reemployment pursuant to section 8.2, such benefits shall be reduced by the actuarial equivalent of the benefits, if any, previously paid to him under the plan. In no event shall his redetermined benefits be less than the benefits he was receiving or entitled to receive under the plan immediately prior to his reemployment.

                                    ARTICLE 9
                                    ---------
                                MAXIMUM BENEFITS
                                ----------------
                  9.1 BENEFIT LIMITATIONS. Section 415 of the Code imposes certain limitations on the amount of benefits that may be provided for a participant under a defined benefit plan (as defined in section 414(j) of the Code) maintained by his employer. If a participant in a defined benefit plan maintained by his employer also is a participant in a defined contribution plan (as defined in section 414(i) of the Code) maintained by his employer, section 415 imposes certain combined limitations as to the amount of benefits that may be provided for the participant under both types of plans. This plan is a defined benefit plan and, therefore, each participant in the plan shall be subject to the maximum benefit limitations set forth in section 9.3 or 9.4, whichever applies, irrespective of any other provisions of the plan. For purposes of section 415 of the Code, the employers' "limitation year" is the plan year.

                  9.2 TOTAL COMPENSATION. For purposes of this Article 9, a participant's "total compensation" means, with respect to any plan year, the total compensation paid to the participant during that year for services rendered to the Penton Companies as an employee that is subject to withholding for federal income tax purposes (before taking into account any withholding exemptions) and amounts contributed by an employee pursuant to a salary reduction agreement as defined in section 414(s)(3) of the Code, but excluding any noncash compensation and any compensation deferred beyond the participant's retirement date or employment termination date.

                  9.3 PARTICIPANT COVERED BY DEFINED BENEFIT PLAN. If a participant in the plan is not covered by a defined contribution plan maintained by the employers, the participant's monthly retirement income or deferred vested benefit payable under the plan (disregarding for this purpose that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity under section 417(b) of the Code) may not exceed an amount that is actuarially equivalent to a monthly benefit, commencing for life only, equal to the lesser of (1) $7,500 (or such other maximum amount effective no sooner than January 1 of any plan year as may be permitted from time to time by the Secretary of the Treasury or his delegate or by law) (the "$7,500 limitation") or (2) 1/12 of 100 percent of the participant's average annual total compensation during that period of three consecutive plan years during which he actively participated in the plan and in which his aggregate total compensation was the greatest (or during his entire period of participation if less than three such years). The foregoing limitation is subject to the following:

                           (a) ADJUSTMENT OF LIMITATION FOR YEARS OF
                  PARTICIPATION OR SERVICE. In the case of a participant with less than ten years of participation, the limitation described in (1) of the first sentence of this section shall be multiplied by a fraction, the numerator of which shall be the participant's number of years (or part thereof) of participation in the plan, and the denominator of which shall be ten. In the case of a participant with less than ten years of service the limitations described in (2) of the first sentence of this section and section 415(b)(4) of the Code shall be multiplied by a fraction, the numerator of which shall be the participant's number of years of service (or part thereof), and the denominator of which shall be ten. In no event shall the adjustments provided in this subsection (a) reduce the limitations described in subsection (1) of the first sentence of this section and section 415(b)(4) of the Code to an amount less than one-tenth of the applicable limitation (determined without regard to this subsection).

                           (b) ADJUSTMENT OF LIMITATION FOR EARLY OR DEFERRED
                  RETIREMENT. If the benefit payable under the plan to a participant commences after his attainment of the Social Security retirement age, the limitation described in (1) of the first sentence of this section shall be adjusted in accordance with Treasury regulations so that it equals the actuarial equivalent of the maximum benefit payable at the Social Security retirement age, based on an interest rate assumption of five percent (5%) per year. If the benefit payable under the plan to a participant commences prior to his attainment of the Social Security retirement age, the limitation described in (1) of the first sentence of this section shall be adjusted in accordance with Treasury regulations so that it equals the actuarial equivalent of such benefit commencing at the Social Security retirement age. The adjustment provided in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security retirement age under the Social Security Act.

                           (c) SOCIAL SECURITY RETIREMENT AGE DEFINED. The term
                  "Social Security retirement age" shall mean the age used as the retirement age for the participant under section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under section 216(1)(2) of such Act were 62.

                           (d) PRESERVATION OF CURRENT ACCRUED BENEFIT. If the
                  current accrued benefit of an employee who is a participant as of the effective date exceeds the limitations of section 415 of the Code (as modified by paragraphs (b) and (c) of this section), then, for purposes of sections 415(b) and 415(e) of the Code, the defined benefit dollar limitation with respect to such participant shall be equal to his current accrued benefit. The term "current accrued benefit" means a participant's accrued benefit under the plan, determined as if the participant had separated from service on December 31, 1988, when expressed as an annual benefit within the meaning of section 415(b)(2) of the Code (without regard to any cost of living adjustment occurring after May 5, 1986).

                  9.4 PARTICIPANT COVERED BY DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION PLAN. Effective prior to January 1, 2000, if a participant in the plan also is a participant in a defined contribution plan maintained by the employers, the benefit payable to the participant under this plan and the contributions made on behalf of the participant under such defined contribution plan shall be determined in a manner consistent with section 415 of the Code, as follows:
                           (a) A fraction shall be determined which will equal
                  the benefits accrued or payable to or for such participant under the plan as of the end of the plan year divided by the "defined benefit limitation amount" in effect for that year. The "defined benefit limitation amount" for any plan year shall be the lesser of (i) 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such year, provided that in any year in which the plan would be a "top-heavy" plan if 90 percent were substituted for 60 percent in subsection 17.1(b), 1.0 shall be substituted for 1.25, or (ii) 1.4 multiplied by 100 percent of the participant's average annual total compensation for the three consecutive plan years during which he actively participated in the plan and in which his aggregate total compensation was the greatest; provided that such amount shall be appropriately adjusted if necessary as provided in section 415(b) of the Code.

                           (b) A fraction shall also be determined indicating
                  the ratio of the participant's annual additions (as defined in section 415(c)(2) of the Code) under the defined contribution plans of the employers for each plan year to the aggregate of the "defined contribution limitation amount" in effect for each year of the participant's employment by the employers. The "defined contribution limitation amount," for any year shall be the lesser of (i) 1.25 multiplied by the dollar limitation in effect under section 415(c)(1)(A) of the Code for such year, provided that in any year in which the plan would be a top-heavy plan if 90 percent were substituted for 60 percent in subsection 17.1(b), 1.0 shall be substituted for 1.25, or (ii) 1.4 multiplied by 25 percent of the participant's total compensation for such year.

                           (c) The benefits under this plan shall be reduced
                  (before any reductions are made in contributions under the defined contribution plans of the employers) so that the sum of the fractions determined with respect to any participant in accordance with subsections 9.4(a) and (b) above will not exceed 1.0 (or such other applicable maximum amount permitted by law).

                  9.5 COMBINING OF PLANS. In applying the limitations set forth in sections 9.3 and 9.4 reference to the plan shall mean the plan and all other defined benefit plans (whether or not terminated) maintained by the employers, reference to a defined contribution plan maintained by the employers shall mean that plan and all other defined contribution plans (whether or not terminated) maintained by the employers.

                                   ARTICLE 10
                                   ----------

                               PLAN ADMINISTRATOR
                               ------------------

                  10.1 PLAN ADMINISTRATOR'S DUTIES. As provided in section 1.2, a committee appointed by the company is responsible for the administration of the plan. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the plan administrator elsewhere in the plan, the plan administrator shall have the following powers, rights and duties:

                           (a) To construe and interpret the plan, to decide all
                  questions of plan eligibility, to determine the amount, manner and time of payment of any benefits under the plan, to make findings of fact and to remedy ambiguities, inconsistencies or omissions.


                           (b) To adopt such rules of procedure as may be
                  necessary for the efficient administration of the plan and as are consistent with the plan, and to enforce the plan in accordance with its terms and such rules.

                           (c) To make determinations as to the right of any
                  person to a benefit, to afford any person dissatisfied with such determination the right to a hearing thereon, and to direct payments or distributions from the trust in accordance with the provisions of the plan.

                           (d) To furnish the employers with such information as
                  may be required by them for tax or other purposes in connection with the plan.

                           (e) To enroll participants in the plan, to distribute
                  and receive plan administration forms, and to comply with all applicable governmental reporting and disclosure requirements.

                           (f) To employ agents, attorneys, accountants,
                  actuaries or other persons (who also may be employed by the employers, the trustees, or any investment manager or managers) and to allocate or delegate to them such powers, rights and duties as the plan administrator considers necessary or advisable to properly carry out the administration of the plan (including but not limited to the preparation of recommendations of actuarial assumptions which shall be reviewed by the plan administrator), provided that any such allocation or delegation and the acceptance thereof must be in writing.

                           (g) To report to the directors of the company or to
                  such person or persons as the directors of the company designate as to the administration of the plan, any significant problems which have developed in connection with the administration of the plan and any recommendations which the plan administrator may have as to the amendment of the plan or the modification of plan administration.

                  10.2 ACTION BY PLAN ADMINISTRATOR. During a period in which two or more plan administrative committee members are acting, any action by the plan administrator will be subject to the following provisions:

                           (a) The committee may act by meeting (including a
                  meeting from different locations by telephone conference) or by document signed without meeting, and documents may be signed through the use of a single document or concurrent documents.

                           (b) A committee member by writing may delegate part
                  or all of his rights, powers, duties and discretions to any other committee member, with such other committee member's consent.

                           (c) The committee shall act by a majority decision,
                  which action shall be as effective as if such action had been taken by all members of the committee; provided that by majority action one or more committee members or other persons may be authorized to act with respect to particular matters on behalf of all committee members.

                           (d) If there is an equal division among the committee
                  members with respect to any questions, a disinterested party may be selected by a majority vote to decide the matter. Any decision by such disinterested party will be binding.

                           (e) The certificate of the secretary of the committee
                  or the majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on such certificate.

                           (f) Except as required by law, no member of the
                  committee shall be liable or responsible for an act or omission of other committee members in which the former has not concurred.

                  10.3 INFORMATION REQUIRED FOR PLAN ADMINISTRATION. The employers shall furnish the plan administrator with such data and information as the plan administrator considers necessary or desirable to perform its duties with respect to plan administration. The records of an employer as to an employee's or participant's period or periods of employment, termination of employment and the reason therefor, leaves of absence, reemployment, and compensation will be conclusive on all persons unless determined to the plan administrator's satisfaction to be incorrect. Participants and other persons entitled to benefits under the plan also shall furnish the plan administrator with such evidence, data or information as the plan administrator considers necessary or desirable for the plan administrator to perform his duties with respect to plan administration.

                  10.4 DECISION OF PLAN ADMINISTRATOR FINAL. Subject to applicable law and the provision of section 10.5, any interpretation of the provisions of the plan and any decision on any matter within the discretion of the plan administrator made by the plan administrator in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the plan administrator shall make such adjustment on account thereof as the plan administrator considers equitable and practicable.

                  10.5 REVIEW OF BENEFIT DETERMINATIONS. If a claim for benefits made by a participant or his beneficiary is denied, the plan administrator shall, within 90 days (or 180 days if special circumstances require an extension of time) after the claim is made, furnish the person making the claim with a written notice specifying the reasons for the denial. Such notice shall also refer to the pertinent plan provisions on which the denial is based, describe any additional material or information necessary for properly completing the claim and explain why such material or information is necessary, and explain the plan's claim review procedures. If requested in writing, the plan administrator shall afford each claimant whose claim has been denied a full and fair review of the plan administrator's decision and, within 60 days (120 days if special circumstances require additional time) of the request for reconsideration of the denied claim, the plan administrator shall notify the claimant in writing of the plan administrator's final decision.

                  10.6 UNIFORM RULES. The plan administrator shall perform his duties with respect to plan administration on a reasonable and nondiscriminatory basis and shall apply uniform rules to all participants similarly situated.

                  10.7 PLAN ADMINISTRATOR'S EXPENSES. All costs, charges and expenses reasonably incurred by the plan administrator will be paid by the plan to the extent not paid by the employers in such portions as the company shall direct; provided no compensation will be paid to a committee member as such.

                  10.8 INTERESTED PLAN ADMINISTRATOR. If a member of the plan committee is also a participant in the plan, he may not decide or determine any matter or question concerning his benefits unless such decision or determination could be made by him under the plan if he were not a committee member.

                  10.9 RESIGNATION OR REMOVAL OF PLAN ADMINISTRATIVE COMMITTEE MEMBERS. A member of the committee may be removed by the company at any time by ten days' prior notice to him and the other members of the committee. A member of the committee may resign at any time by giving ten days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the plan administrator.

                  10.10 INDEMNIFICATION. To the extent permitted by law, no person (including a trustee, any present or former plan administrative committee member, and any present or former director, officer or employee of any employer) shall be personally liable for any act done or omitted to be done in good faith in the administration of the plan or the investment of the pension fund. To the extent permitted by law, each present or former director, officer or employee of any employer to whom the plan administrator or an employer has delegated any portion of its responsibilities under the plan and each present or former plan administrative committee member shall be indemnified and saved harmless by the employers (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the plan) from and against any and all claims of liability to which they are subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the plan or the investment of the trust fund, including all expenses reasonably incurred in their defense if the employers fail to provide such defense.

                                   ARTICLE 11
                                   ----------

                            RELATING TO THE EMPLOYERS
                            -------------------------

                  11.1 ACTION BY EMPLOYERS. Any action required or permitted of an employer under the plan shall be by resolution of its board of directors or by a duly authorized committee of its board of directors, or by a person or persons authorized by resolution of its board of directors or such committee.

                  11.2 ADDITIONAL EMPLOYERS. Any subsidiary or other related company that is not an employer may adopt the plan and become an employer thereunder by filing with the trustees and the plan administrator a certified copy of a resolution of the board of directors of the subsidiary or other related company providing for its adoption of the plan and a certified copy of a resolution of the directors of the company consenting to such adoption.

                  11.3 RESTRICTIONS ON REVERSIONS. The employers shall have no right, title or interest in the assets of the plan, nor will any part of the assets of the plan at any time revert or be repaid to an employer, directly or indirectly, except as follows:

                           (a) If the Internal Revenue Service initially
                  determines that the plan, as applied to any employer, does not meet the requirements of a "qualified plan" under section 401(a) of the Code, the assets of the plan attributable to contributions made by that employer under the plan shall be returned to that employer within one year of the date of denial of qualification of the plan as applied to that employer.

                           (b) If a contribution or a portion of a contribution
                  is made by an employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed under the plan by that employer and, after having been reduced by any losses of the trust fund allocable thereto, shall be returned to that employer within one year of the date the amount is contributed under the plan.

                           (c) Each contribution made by an employer is
                  conditioned upon the deductibility of such contribution as an expense for federal income tax purposes and, therefore, to the extent that a contribution is made by an employer under the plan for a period for which the deduction for a contribution made by the employer is disallowed, then such contribution or portion of a contribution, after having been reduced by any losses of the pension fund allocable thereto, shall be returned to that employer within one year of the date of disallowance of the deduction.

                           (d) If after all fixed and contingent liabilities or
                  obligations to persons entitled to benefits under the plan shall have been paid or provided for in full any plan assets remain because of erroneous actuarial computation, such assets shall be returned to the company.


                                   ARTICLE 12
                                   ----------

                      AMENDMENT, TERMINATION OR PLAN MERGER
                      -------------------------------------

                  12.1 AMENDMENT. While the employers expect and intend to continue the plan, the company must necessarily reserve and hereby does reserve the right, subject to section 11.3, to amend the plan from time to time, except as follows:

                           (a) The duties and liabilities of the plan
                  administrator cannot be changed substantially without the consent of the plan administrator; and

                           (b) No amendment shall reduce the value of a
                  participant's benefits to less than the amount he would be entitled to receive if he had resigned from the employ of all of the employers on the day of the amendment.

The foregoing provisions of this section shall be subject to any applicable collective bargaining agreements, provided that the company may amend the plan at any time to the extent necessary in order that the plan shall meet the requirements of a "qualified plan" under section 401(a) of the Code and any other requirements of applicable law.

                  12.2 TERMINATION. The plan will terminate as to all employers on any date specified by the company, and as to any employer on any date specified by the that employer, if 10 days' advance written notice of the termination is given to the plan administrator and any other employers. The plan will terminate as to an individual employer on the first to occur of the following:

                           (a) The date that employer is judicially declared
                  bankrupt or insolvent.

                           (b) The dissolution, merger, consolidation or
                  reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that:

                                    (i) In any such event arrangements may be
                           made with the consent of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets without a termination thereof, in which case the successor or purchaser will be substituted for that employer under the plan; and

                                    (ii) If any employer is merged, dissolved or
                           in any way reorganized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof.

Notwithstanding the foregoing, if any of the events described above should occur but some or all of the participants employed by an employer are transferred to employment with one or more of the other employers coincident with or immediately after the occurrence of such event, the plan as applied to those participants will automatically continue in effect without a termination thereof. The foregoing provisions of this section shall be subject to any applicable collective bargaining agreements.

                  12.3 PLAN MERGER. In no event shall there be any merger or consolidation of the plan with, or transfer of assets or liabilities to, any other plan unless each participant in the plan would (if the plan then terminated) received a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the plan had then terminated).

                  12.4 CONTINUATION BY A SUCCESSOR OR PURCHASER. Notwithstanding
section 12.2, the plan and the trust shall not terminate in the event of dissolution, merger, consolidation or reorganization of an employer or sale by an employer of its entire assets or substantially all of its assets if arrangements are made in writing between the employer and any successor to the employer or purchaser of all or substantially all of its assets whereby such successor or purchaser will continue the plan and the trust. If such arrangements are made, then such successor or purchaser shall be substituted for the employer under the plan and the trust agreement.

                  12.5 NOTICE TO PARTICIPANTS OF AMENDMENTS, TERMINATIONS OR PLAN MERGERS. Participants affected thereby shall be notified by the company within a reasonable time following any amendment, termination, plan merger, or consolidation.
                  12.6 VESTING AND DISTRIBUTION ON TERMINATION. On termination or partial termination of the plan as respects all employers (and, at the discretion of the company, on a termination or partial termination of the plan as respects any employer that does not result in the termination or partial termination of the plan as respects all employers), the rights of all affected employees to benefits accrued to the date of such termination shall be nonforfeitable, but in such event such affected employees and other participants and other persons entitled to benefits under the plan who are affected by such event shall have no recourse towards the satisfaction of their nonforfeitable benefits from other than the assets allocable to them under Article 14 or the PBGC. Notwithstanding the above, the benefits provided upon plan termination to any highly compensated employee (or any highly compensated former employee) shall be limited to a benefit that is nondiscriminatory within the meaning of section 401(a)(4) of the Code. For purposes of this Article 12, whether an employee is highly compensated will be determined in accordance with section 414(q) of the Code and regulations thereunder.

                                   ARTICLE 13
                                   ----------

                            FUNDING OF PLAN BENEFITS
                            ------------------------

                  13.1 EMPLOYER CONTRIBUTIONS. Subject to the provisions of
Article 14, the employers expect and intend to make contributions under the plan from time to time of such amounts as are required under accepted actuarial principles to maintain the plan in a sound condition and to meet all applicable funding requirements imposed by federal law. The method of valuation used to calculate the cost of the plan for purposes of this section and the actuarial assumptions applied in regard to such method of valuation shall be determined from time to time by the company, subject to applicable law.

                  13.2 PENSION FUND. A "pension fund" will be maintained in order to implement and carry out the provisions of the plan and to fund benefits payable under the plan. The pension fund from time to time shall consist of one or more funds established through one or more insurance contracts or trust agreements, or through a combination of insurance contracts and trust agreements, as determined by the company. Such fund or funds shall be maintained for the purposes of receiving and holding contributions to the plan and interest and other income thereon and paying benefits provided under the plan. The company shall determine the form and terms of each insurance contract and trust agreement and from time to time may direct the transfer of amounts held in any such fund to any other such fund in accordance with the provisions of the applicable trust agreements or insurance contracts. Subject to applicable law, benefits provided through any insurance contract will be paid in accordance with its terms and conditions.

                  13.3 APPLICATION OF FORFEITED BENEFITS. Benefits that would have been payable to a participant if his employment with the employers had not terminated before he was eligible to receive a monthly retirement income or deferred vested benefits, and benefits that would have been payable to the participant or any other person but for the participant's death, shall not be applied to increase the benefits of any other participants or other persons. However, the limitation contained in the next preceding sentence shall not in any way limit the right reserved to the company under section 12.1 to amend the plan to provide for increases or decreases in the amount of benefits or to modify the form of any benefits payable under the plan.

                                   ARTICLE 14
                                   ----------

                   ALLOCATION AND DISTRIBUTION ON TERMINATION
                   ------------------------------------------

                  On termination or partial termination of the plan as respects all employers (and, at the discretion of the company, on a termination or partial termination of the plan as respects any employer that does not result in the termination or partial termination of the plan as respects all employers), the plan administrator will direct the allocation and distribution of plan assets allocable to participants employed by that employer with respect to whom the plan is terminated, to retired or terminated participants, and to spouses and other persons entitled to benefits under the plan as joint annuitants, to the extent their benefits are attributable to employment with that employer. After payment of any expenses of administration and liquidation allocable to such plan assets, such plan assets remaining shall be allocated and distributed to such participants and other persons to provide their benefits accrued to the date of plan termination, to the extent of the sufficiency of the plan assets, in accordance with the provisions of section 4044 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   ARTICLE 15
                                   ----------

                            RESTRICTIONS ON BENEFITS
                            ------------------------

                  15.1 PRE-TERMINATION RESTRICTIONS. In the event of the termination of the plan, as provided in section 12.2, the benefit of any highly-compensated employee (and any highly compensated former employee) will be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. For purposes of this Article 15, whether an employee is highly compensated will be determined in accordance with section 414(q) of the Code and regulations thereunder.

                  15.2 RESTRICTION OF BENEFITS. Annual payments to a "restricted employee" are restricted to an amount equal in each year to the payments that would be made on behalf of the employee under (i) a straight life annuity that is the actuarial equivalent of the accrued benefit and other benefits to which the employee is entitled under the plan (other than a Social Security supplement), and (ii) the amount of the payments that the employee is entitled to receive under a Social Security supplement; provided, however, that the foregoing restrictions on annual payments to a restricted employee shall not apply if any one of the following requirements is satisfied:

                           (a) The value of plan assets remaining after payment
                  of all benefits payable to the restricted employee equals or exceeds 110 percent of the value of current liabilities, as defined in section 412(l)(7) of the Code;

                           (b) The value of the benefits payable to the
                  restricted employee from the plan is less than one percent of the value of current liabilities of the plan as determined before distribution to such restricted employee; or

                           (c) The value of the benefits payable to the
                  restricted employee from the plan does not exceed the amount described in section 411(a)(11)(A) of the Code.

For purposes of this Article 15, a "restricted employee" is an employee who is a highly compensated employee or highly compensated former employee; provided that, in any plan year, no more than 25 employees will be restricted employees, and those employees who are restricted employees will be those highly compensated employees and highly compensated former employees with the greatest compensation in the current or any prior plan year. The value of benefits payable to a restricted employee and the current liabilities of the plan shall be determined in accordance with Treasury Regulation section 1.401(a)(4)-5 or any substitute therefor.

                                   ARTICLE 16
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

                  16.1 EXAMINATION OF PLAN DOCUMENTS. Copies of the plan and any amendments thereto will be on file at the principal office of each employer where they may be examined by any participant or any other person entitled to benefits under the plan.

                  16.2 NOTICES. A notice mailed to a participant or beneficiary at his last address filed with the plan administrator in care of the company will be binding on the participant or beneficiary for all purposes of the plan. Any notice or document relating to the plan required to be given to or filed with the plan administrator or any employer shall be considered as given or filed if delivered or mailed by registered or certified mail, postage prepaid, to the plan administrator, in care of Penton Media, Inc., 1100 Superior Avenue, Cleveland, Ohio 44114.

                  16.3 NONALIENATION OF PLAN BENEFITS. The rights or interests of any participant or any participant's beneficiaries to any benefits or future payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such participant or beneficiary, nor shall any such participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he may expect to receive, contingently or otherwise under this plan except as may be required by the tax withholding provisions of the Code or of a state's income tax act or pursuant to a qualified domestic relations order, as defined in section 414(p) of the Code.

                  16.4 NO EMPLOYMENT GUARANTEE. None of the establishment of the plan, modification thereof, the creation of any fund or account, or the payment of any benefits shall be construed as giving to any participant or other person any legal or equitable right against the employers, the plan administrator or any trustee except as herein provided. Under no circumstances shall the terms of employment of any participant be modified or in any way affected hereby. The maintenance of this plan shall not constitute a contract of employment, and participation in the plan will not give any participant a right to be retained in the employ of the employers. None of the employers, the plan administrator or the trustees in any way guarantees any assets of the plan from loss or depreciation or any payment to any person. The liability of the plan administrator or any employer as to any payment or distribution of benefits under the plan is limited to the available assets of the trust fund.

                  16.5 PARTICIPANT LITIGATION. In any action or proceeding regarding the plan assets (or any property constituting a portion or all thereof), any plan benefit, or regarding the administration of the plan, employees or former employees of the employers or their beneficiaries or any other persons having or claiming to have an interest in this plan shall not be necessary parties and shall not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this plan. To the extent permitted by law, if a legal action is begun against the employers, the plan administrator or the trustees by or on behalf of any person, and such action results adversely to such person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the costs to the employers, the plan administrator or the trustees of defending the action will be charged to the sums, if any, which were involved in the action or were payable to the participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this plan shall constitute a release of the employers, the plan administrator and the trustees and their agents from any and all liability and obligation not involving willful misconduct or gross neglect. Notwithstanding any other provisions of the plan, if the plan administrator is required by a final court order to distribute the benefits of a participant other than in a manner required under the plan, then the plan administrator shall cause the participant's benefits to be distributed in a manner consistent with such final court order. The plan administrator shall not be required to comply with the requirements of a final court order in an action in which the plan administrator, the trustees, the plan or the trust was not a party, except to the extent that such final court order is qualified domestic relations order (as defined in section 414(p) of the Code).

                  16.6 ACTUARIAL EQUIVALENT. A benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the actuarial rates, tables and procedures adopted by the company for this purpose as reflected in Supplement B which is attached to and forms a part of the plan. No adjustment to a determination of an actuarially equivalent value or amount shall be made solely because such tables, rates and procedures are changed subsequent to a determination. If the actuarial rates or factors applicable under the plan to the calculation of benefits in the joint and survivor form or any optional form of payment are changed, the plan administrator shall thereafter maintain a record of each participant's accrued benefit as of the date of such change and the amount of such joint and survivor or any such optional form of payment to which such participant was eligible immediately prior to such change. Thereafter, if such participant's benefits are payable in the joint and survivor or in any such optional form, then such benefits shall not be less than the benefits to which the participant would have been entitled had the participant terminated employment on the date of such change and received his benefits in such form.

                  16.7 SUCCESSORS. The plan and the trust will be binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, and on the plan administrator and the trustees and their successors.

                  16.8 ADEQUACY OF EVIDENCE. Evidence which is required of anyone under the plan shall be executed or presented by the proper individuals or parties and may be in the form of certificates, affidavits, documents or other information which the plan administrator, the trustees, the employers or other persons acting on such evidence considers pertinent and reliable.

                  16.9 GENDER AND NUMBER. Words denoting the masculine gender shall include the feminine and neuter genders and the singular shall include the plural and the plural shall include the singular wherever required by the context.

                  16.10 WAIVER OF NOTICE. Any notice required under the plan may be waived by the person entitled to notice.

                  16.11 APPLICABLE LAW. The plan and the trust shall be construed in accordance with the provisions of ERISA and other applicable federal laws. To the extent not inconsistent with such laws, this plan shall be construed in accordance with the laws of the state of Ohio.

                  16.12 SEVERABILITY. If any provision of the plan shall be held illegal or invalid for any reasons such illegal or invalid provision shall not affect the remaining provisions of the plan, and the plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the plan.

                  16.13 FIDUCIARY RESPONSIBILITIES. It is specifically intended that all provisions of the plan shall be applied so that all fiduciaries with respect to the plan shall be required to meet the prudence and other requirements and responsibilities of applicable law to the extent such requirements of responsibilities apply to them. No provisions of the plan are intended to relieve a fiduciary from any responsibility, obligation, duty or liability imposed by applicable law. In general, a fiduciary shall discharge his duties with respect to the plan solely in the interests of participants and other persons entitled to benefits under the plan and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                                   ARTICLE 17

                                 TOP-HEAVY PLAN

                  17.1 TOP-HEAVY PLAN DETERMINATION. For purposes of determining whether the plan is "top-heavy" for any plan year, the following shall apply:

                           (a) KEY EMPLOYEES. An employee or former employee
                  shall be a "key employee" for any plan year if during such plan year or during any of the four preceding plan years he is:

                                    (i) An officer of his employer whose
                           compensation exceeds 50 percent of the dollar limit as defined in section 415(b)(1)(A) of the Code; or

                                    (ii) One of the ten employees of his
                           employer having annual compensation from his employer of more than the defined contribution dollar limitation as defined in section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests in the employer; or

                                    (iii) Any person who owns (or is considered
                           as owning within the meaning of section 318 of the
                           Code) more than five percent of the outstanding stock of an employer or stock possessing more than five percent of the total combined voting power of all of an employer's stock (a "five-percent owner"); or

                                    (iv) Any person having annual compensation
                           in excess of $150,000 who owns (or is considered as owning within the meaning of section 318 of the Code) more than one percent of the outstanding stock of an employer or stock possessing more than one percent of the total combined voting power of all of an employer's stock.

                  For purposes of subparagraph (i) above, if the number of officers exceeds 50, only the 50 officers with the highest compensation shall be considered key employees; and if the number of officers is less than 50, the number of officers considered key employees shall not exceed the greater of three, or ten percent of all employees. For purposes of subparagraphs (iii) and (iv) above, section 318(a)(2)(C) of the Code shall be applied by substituting "five percent" for the reference to "50 percent" therein and the rules of section 414(b), (c) and (m) of the Code shall not apply for determining ownership in the employer. In addition, the beneficiary of a key employee shall be deemed to be a key employee. A "non-key employee" is any person who is not a key employee or a beneficiary of such person, including any employee who is a former key employee.

                           (b) TOP HEAVY PLAN. The plan will be considered a
                  "top-heavy plan" for any plan year if, as of the last day of the preceding plan year, (the last day of the initial plan year, in case of that year) (the "determination date") the sum of (i) the aggregate of the accounts of all key employees under all defined contribution plans in an aggregation group of plans as described in subsection (c) below and (ii) the present value of the aggregate accrued benefits for key employees under the plan and all other defined benefit plan in an aggregation group of plans exceeds 60 percent of such sum determined for all participants under all such plans, excluding participants who are former key employees. There shall be included in the determination of a participant's accounts and accrued benefit under such plans any amounts distributed to him during the preceding five-year period. However, a rollover contribution initiated by a participant and made after December 31, 1983 to any plan in an aggregation group of plans shall not be taken into account for purposes of determining whether the plan is a top-heavy plan. Notwithstanding the foregoing, if an individual has not been an employee of the employers at any time during the five-year period ending on the last day of the preceding plan year, any account balance or accrued benefits of such individual shall be excluded from the determination made under this subsection.

                           (c) AGGREGATION GROUPS. For purposes of this
                  subsection and Article 9, all Penton Companies shall be included in the term "employer." All employer plans in a required aggregation group of plans shall be considered to be top-heavy plans if either the required or permissible aggregation group of plans is determined to be top-heavy under subsection (b) above. If the required or permissive aggregation group of plans is not a top-heavy group, no employer plans in the group shall be considered to be top-heavy plans. A "required aggregation group of plans" shall include each employer plan (whether or not terminated) in which a key employee participates and any other employer plan which enables any plan in which a key employee participates to meet the coverage and nondiscrimination requirements of sections 401(a)(4) or 410 of the Code. A "permissive aggregation group of plans" shall include all plans in the required aggregation group plus any other employer plans which satisfy the requirements of sections 401(a)(4) and 410 of the Code when considered together with the required aggregation group of plans.

                  17.2 SPECIAL TOP-HEAVY PLAN VESTING SCHEDULE. Notwithstanding the foregoing provisions, a participant who is employed by an employer when the plan is considered a "top-heavy plan" (as defined in subsection 17.1(b)) shall be eligible to receive the portion of his benefit commencing on his normal retirement date equal to the vested percentage determined in accordance with the following schedule based on the participant's years of service:


                  If the Participant's               His Vested and
                  Number of Years of                 Nonforfeitable
                  Service Equals:                    Interest Shall Be:
                  ---------------                    ------------------

                  Less than 1                                  0%
                  1 but less than 2                           20%
                  2 but less than 3                           40%
                  3 but less than 4                           60%
                  4 but less than 5                           80%
                  5 or more                                  100%

If the plan becomes a top-heavy plan and subsequently ceases to be a top-heavy plan, the retirement benefits of a participant who has previously become vested under this special vesting schedule shall again be his benefit calculated under section 5.1; provided, however:
                           (a) A participant with less than five years of
                  service on the date the plan ceases to be a top-heavy plan shall retain his vested interest as determined under the special vesting schedule in his accrued retirement benefit as of such date.

                           (b) A participant with five or more years of service
                  on the date the plan ceases to be a top-heavy plan shall be entitled to continue under the special vesting schedule if, at termination of employment, it would produce a larger deferred vested benefit for such participant.

                  17.3 TOP-HEAVY MINIMUM BENEFITS. Notwithstanding the provisions of Article 5 and this Article 17, a participant's normal or deferred retirement benefit (or, if applicable, his monthly deferred vested benefit commencing on his normal retirement date) shall not be less than an amount equal to 3.0 percent of his final average earnings (as defined below) multiplied by the aggregate of his number of years of service (not in excess of 10 such years) in all plan years for which the plan is considered a top-heavy plan. For this purpose, a participant's "final average earnings" shall be the monthly average of the total earnings (including bonuses) paid to the participant during the five consecutive calendar year period for which his earnings were highest within his period of employment as a covered employee.

                  Executed as of this 7th day of August, 1998.


                                  PENTON MEDIA, INC.

                                  By:        /s/ Preston L. Vice
                                     --------------------------------------
                                  Title:   Sr. Vice President and Secretary

                                  SUPPLEMENT A
                                       TO
                       PENTON MEDIA, INC. RETIREMENT PLAN


                  A-1 PURPOSE, USE OF TERMS. The purpose of this Supplement A is to set forth (i) the employers to whom the company has extended and who have adopted the plan and (ii) the periods of employment with a Penton Company that has not adopted the plan, a Penton Company before it adopted the plan or a predecessor company which will be taken into account in determining years of service under the plan pursuant to subsection 4.3(a). Except where the context indicates to the contrary, terms used and defined in the plan shall have the same respective meanings for purposes of this Supplement.

                  A-2   ADOPTING EMPLOYERS.

                  Employer                              Date of Adoption
                  --------                              ----------------

                  D-M Acquisition Corp.                 The effective date
                  Curtin & Pease/Peneco, Inc.           The effective date

                  A-3 EMPLOYMENT WITH PREDECESSOR COMPANIES. Employment with the following entities shall be disregarded in determining a participant's years of service under sections 5.1 and 6.3 of the plan before the dates indicated:

                         None as of the effective date.



                                      -A1-

                                  SUPPLEMENT B
                                       TO
                       PENTON MEDIA, INC. RETIREMENT PLAN


                  B-1 PURPOSE, USE OF TERMS. The purpose of this Supplement B is to set forth the actuarial assumptions referred to in section 16.6 of the plan. Except where the context indicates to the contrary, terms used and defined in the plan shall have the same respective meanings for purposes of this Supplement.
                  B-2 ACTUARIAL ASSUMPTIONS. Until the actuarial assumptions are modified by the company, actuarial equivalence shall be determined during any plan year on the basis of the 1971 Group Annuity Mortality Table for Males set back one year of age for participants and five years of age for beneficiaries under the qualified joint and survivor and optional joint and survivor forms of benefit and a 6 percent interest rate assumption. In addition, for purposes of computing the lump sum actuarially equivalent value of the monthly benefit payable (or with respect to) to a participant, the lump sum actuarially equivalent value shall be determined by using an interest rate equal to 7 percent. Notwithstanding anything in this Supplement B or the plan to the contrary, in no event will the lump sum actuarially equivalent value of a monthly benefit payable to (or with respect to) a participant be less than the greatest of (a) the lump sum actuarially equivalent value determined using the interest rate which would be used (as of the calendar month in which the date of the distribution occurs) by the PBGC for purposes of determining the lump sum actuarially equivalent value of a lump sum distribution on plan termination, or
(b) the lump sum actuarially equivalent value of the participant's accrued benefit, if any, under the plan as of December 31, 1986, determined using a 6 percent interest rate assumption.


                                      -B1-